UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, Suite 500, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 369-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 5, 2019, MEI Pharma, Inc. (the “Company”) held its Annual Meeting of Stockholders for the fiscal year ending June 30, 2020 (the “Annual Meeting”). There were represented at the Annual Meeting, either in person or by proxy, 53,167,909 shares of the Company’s common stock, par value $0.00000002 per share (“Common Stock”), out of a total number of 73,654,927 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors. The following individuals, each of whom was named as a nominee in the Company’s definitive proxy statement relating to the Annual Meeting, were elected by the Company’s stockholders by a plurality of votes cast to serve a three-year term on the Company’s Board of Directors which will expire at the Company’s annual meeting of stockholders for fiscal year 2023. Information on the vote relating to each director standing for election is set forth below:

Nominee	For	Withheld	Broker Non-Votes
Thomas C. Reynolds, M.D., Ph.D.	36,659,766	141,791	16,366,352

Christine A. White, M.D.	36,660,954	140,603	16,366,352

Proposal 2. – Advisory Vote on Executive Compensation. Proposal 2 was to adopt an advisory resolution that the compensation paid to the Company’s named executive officers, as disclosed in the proxy materials for the Annual Meeting, be approved in all respects. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
36,354,500	335,629	111,428	16,366,352

Proposal 3. – Ratification of Appointment of Auditors. Proposal 3 was to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. The proposal was approved.

For	Against	Abstain
52,268,398	854,231	45,280

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated:	December 6, 2019